___________________________________________________________________________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________________________________________________________________________________________________________________________________
FORM 8-K
___________________________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 25, 2020
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Air T, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road
____________Denver, North Carolina 28037_________
(Address of Principal Executive Offices, and Zip Code)

________________(828) 464-8741__________________
Registrant’s Telephone Number, Including Area Code

____________________Not applicable________________________
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Warrant to purchase AIP	AIRTW	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement

To the extent responsive, the information included in Item 2.03 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 25, 2020, Air T, Inc., a Delaware corporation (the “Company”) and Minnesota Bank & Trust, a Minnesota state banking corporation (“MBT”), entered into that certain Amendment No. 3 to Amended and Restated Credit Agreement (the “Third Amendment”). The Third Amendment extends the termination date for the revolving credit commitment and the supplemental revolving credit commitment to the earlier of August 31, 2021, the date the Company reduces the respective commitment to zero or termination due to an event of default. Twelve of the Company’s subsidiaries continue to, jointly and severally, guaranty the full and prompt payment and performance of all debts and obligations of the Company to MBT and continue to grant a first priority security interest in each subsidiary’s assets to MBT as collateral for such obligations.

On February 25, 2020, AirCo 1, LLC, a wholly-owned subsidiary of AirCo, LLC, a wholly-owned subsidiary of Stratus Aero Partners LLC, a wholly-owned subsidiary of the Company (“AirCo 1”), entered into that certain Amendment No. 1 to Loan Agreement with MBT (the “First Amendment”). The First Amendment extends the stated termination date of the revolving facility to August 31, 2021. The Subordination Agreement, dated April 3, 2019 between the Company and MBT is not affected by the First Amendment.

The foregoing summary of the terms of the financing documents does not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 respectively hereto and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

10.1 Form of Amendment No. 3 to Amended and Restated Credit Agreement, dated February 25, 2020 by and between Air T, Inc. and Minnesota Bank & Trust.

10.2 Form of Acknowledgement and Agreement of AirCo, LLC; CSA Air, LLC; Global Ground Support, Inc.; Jet Yard, LLC; Mountain Air Cargo, Inc.; Stratus Aero Partners, LLC; Air T Global Leasing, LLC; AirCo Services, LLC; Space Age Insurance Company; Worthington Acquisition, LLC; Worthington Aviation, LLC; and Worthington MRO, LLC, dated February 25, 2020 in favor of Minnesota Bank & Trust.

10.3 Form of Amendment No. 1 to Loan Agreement, dated February 25, 2020 by and between AirCo 1, LLC and Minnesota Bank & Trust.

10.4 Form of Acknowledgement and Agreement of Air T, Inc., dated February 25, 2020 in favor of Minnesota Bank & Trust.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2020

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer

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